UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2014

PARSLEY ENERGY, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36463	46-4314192
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

221 W. 6th Street, Suite 750

Austin, Texas 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 515-5100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

On August 19, 2014, Parsley Energy, L.P. (“Buyer”), a wholly-owned subsidiary of Parsley Energy, Inc. (the “Company”), entered into a purchase and sale agreement (the “Purchase Agreement”) with Cimarex Energy Co. (“Seller”). The Purchase Agreement provides for the sale by Seller of certain producing oil and gas properties in Reagan County, Texas, together with related facilities and contractual rights (the “Acquisition”). The Purchase Agreement contains customary representations and warranties, covenants, indemnification provisions and conditions to closing. The aggregate consideration payable to Seller for the Acquisition will be $242 million, subject to customary purchase price adjustments.

The Acquisition has an effective date of September 1, 2014. The Buyer and Seller expect to close the Acquisition on or before September 30, 2014, subject to the satisfaction of customary closing conditions.

The preceding summary of the Purchase Agreement is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Certain statements contained in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s expectations or beliefs concerning future events, and it is possible that the results described in this Current Report on Form 8-K will not be achieved. These forward-looking statements are subject to risks, uncertainties and other factors, many of which are outside of the Company’s control, which could cause actual results to differ materially from the results discussed in the forward-looking statements. Any forward-looking statement speaks only as of the date on which it is made, and, except as required by law, the Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. New factors emerge from time to time, and it is not possible for the Company to predict all such factors. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements found in our other filings with the SEC, including the prospectus filed with the SEC in connection with the Company’s initial public offering. The risk factors and other factors noted in our SEC filings could cause our actual results to differ materially from those contained in any forward-looking statement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 19, 2014, the Board of Directors (the “Board”) of the Company, upon the recommendation of its Nominating and Corporate Governance Committee, increased the size of the Board from six members to seven members and appointed William Browning to the Board as a Class II director to fill the resulting vacancy, with a term expiring at the 2016 annual meeting of stockholders. Also effective August 19, 2014, Mr. Browning was appointed to serve on the Board’s Audit Committee. Mr. Browning was also appointed to serve as the Audit Committee’s Chairman and “audit committee financial expert,” as defined by the Securities and Exchange Commission (“SEC”). The Board determined that Mr. Browning meets the independence requirements under the rules of the New York Stock Exchange and the Company’s independence standards, and that there are no transactions between the Company and Mr. Browning that would require disclosure under Item 404(a) of Regulation S-K. In addition, the Board determined that Mr. Browning qualifies as an “audit committee financial expert” as defined by the SEC.

In connection with his appointment, the Company and Mr. Browning entered into an indemnification agreement which requires the Company to indemnify him to the fullest extent permitted under Delaware law against liability that may arise by reason of his service as a director, and to advance expenses incurred as a result of any proceeding against him as to which he could be indemnified.

Mr. Browning will receive the standard non-employee director compensation for serving on the Board, including an annual equity grant of restricted stock equal in value to approximately $125,000, vesting in full on the first anniversary of the date of grant. All compensation paid to Mr. Browning in 2014 will be prorated from the date of his appointment through the end of the fiscal year.

Item 8.01. Other Events.

A copy of the Company’s press release announcing the Acquisition and the appointment of Mr. Browning to the Board of Directors is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 8.01 of this Current Report (including Exhibit 99.1) is furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that the Company chooses to disclose solely because of Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1 *	Purchase and Sale Agreement, dated August 19, 2014, between Cimarex Energy Co. and Parsley Energy, L.P.

10.1 †	Indemnification Agreement, dated as of August 19, 2014, by and between the Company and William Browning.

99.1	News Release, dated August 25, 2014, titled, “Parsley Energy Announces Midland Basin Acquisitions, Horizontal Well Result, Midstream Agreement, and Appointment of New Board Member.”

†	Compensatory plan or arrangement.
*	Schedules and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARSLEY ENERGY, INC.

By:	/s/ Colin W. Roberts
Colin W. Roberts
Vice President—General Counsel and Secretary

Dated: August 25, 2014

EXHIBIT INDEX

Exhibit No.	Description

2.1 *	Purchase and Sale Agreement, dated August 19, 2014, between Cimarex Energy Co. and Parsley Energy, L.P.

10.1 †	Indemnification Agreement, dated as of August 19, 2014, by and between the Company and William Browning.

99.1	News Release, dated August 25, 2014, titled, “Parsley Energy Announces Midland Basin Acquisitions, Horizontal Well Result, Midstream Agreement, and Appointment of New Board Member.”

†	Compensatory plan or arrangement.
*	Schedules and similar attachments to the Purchase and Sale Agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish a supplemental copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

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